EXHIBIT 23.1





                         Consent of Independent Auditors




The Board of Directors
Willamette Industries, Inc.:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.




                                        /s/ KPMG PEAT MARWICK LLP



July 31, 1997